GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS

NORTHERN INSTITUTIONAL FUNDS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT DATED APRIL 1, 2011 TO

SUMMARY PROSPECTUS AND PROSPECTUS DATED APRIL 1, 2011

The Board of Trustees of the Northern Institutional Funds (the “Board”) has reviewed and approved a Plan of Reorganization (the “Plan”) that provides for the tax-free reorganization (the “Reorganization”) of the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Fund”), a series of the Northern Institutional Funds, into a newly created series of the Northern Funds, the Northern Global Tactical Asset Allocation Fund (the “New Fund”), expected to be completed on or about August 1, 2011. The Board took this action because it believes that the New Fund will be offered to a broader range of investors and therefore have better prospects for asset growth, and for other reasons as discussed below.

The New Fund will be managed by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), the investment adviser to the Fund. The New Fund will be managed in accordance with the same investment objective, strategies and policies utilized by the Fund immediately prior to the Reorganization. The New Fund will be overseen by the Board of Trustees of the Northern Funds, which has the same Trustees as the Board. Upon completion of the Reorganization, shareholders of each class of shares of the Fund will become shareholders of the New Fund, which only has a single class of shares. Financial intermediaries who currently contract with Northern Institutional Funds to receive shareholder servicing payments under the Northern Institutional Funds’ Service Plans for Class C and Class D shares will be requested to enter into similar contracts with Northern Funds to receive the same shareholder servicing payments they are currently receiving. You are not being asked to vote on or take any other action in connection with the Reorganization. Please contact Peter Jacobs at 312-444-7917 if you have any questions.

Pursuant to the Plan, the Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all of the liabilities of the Fund. The Fund will then distribute these shares of the New Fund to the Fund’s shareholders in exchange for their shares of the Fund, and the Fund will be liquidated thereafter. Immediately after the Reorganization, each shareholder who held shares in the Fund will hold shares in the New Fund with the same value as that shareholder’s interest in the Fund as of the closing date of the Reorganization. The Reorganization is designed to qualify as a tax-free reorganization, so Fund shareholders should not realize a federal tax gain or loss as a direct result of the Reorganization, nor will any Fund shareholders pay any costs related to the Reorganization. Until the date of the Reorganization, Fund shareholders may continue to open accounts and/or transact business in existing accounts, including purchases, exchanges, and redemptions. A prospectus for the New Fund will be available upon completion of the Reorganization.

COMPARISON OF FEES AND EXPENSES

The New Fund’s contractual investment advisory fee rate payable to NTI after the Reorganization will be same as the contractual rate payable from the Fund to NTI before the Reorganization. The investment advisory agreements between NTI and the Fund, and between NTI and the New Fund, respectively, are substantially identical with respect to the advisory services to be provided under the agreements. The Fund’s transfer agent, administrator, distributor and custodian will also serve as the New Fund’s transfer agent, administrator, distributor and custodian. The contractual administration fee rate payable by the New Fund is higher than the contractual administration fee rate payable by all classes of the Fund. The contractual transfer agency fee rate payable by the New Fund is higher than the contractual transfer agency fee rate payable by Class A shares of the Fund. NTI has contractually agreed, however, to reimburse certain expenses of the New Fund for a period of at least one year after the date of the Reorganization such that the total annual fund operating expense ratio (after expense reimbursements) of the New Fund will be the same as the total annual fund operating expense ratio for Class A shares of the Fund (after fee waivers and reimbursement of expenses). The New Fund’s total annual fund operating expense ratio (after expense reimbursements) will be lower than the Fund’s total annual fund operating expense ratios for Class C and Class D shares, each after fee waivers and reimbursement of certain expenses of those classes by NTI.

The following table discloses the fees and expenses that you may pay if you buy and hold shares of the Fund compared to shares of the New Fund, and shows the projected (“pro forma”) estimated fees and expenses of the New Fund. As shown by the table, there are no transaction charges when you buy or sell shares of either the Fund or the New Fund, nor will there be any such charges immediately following the Reorganization. THERE WILL NOT BE ANY FEE IMPOSED ON SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

Expenses shown for the Fund and the New Fund were determined based on the Fund’s net assets as of November 30, 2010, the fiscal year end of the Fund. Fees and expenses shown for the New Fund were projected for the New Fund on a pro forma basis after giving effect to the Reorganization, assuming consummation of the Reorganization at November 30, 2010.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS

Fees and Expenses of the Fund and New Fund

	Fund						New Fund (pro forma)
Shareholder Fees (fees paid directly from your investment)			None				None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class D
Management Fees	0.25%		0.25%		0.25%		0.25%
Distribution (12b-1) Fees	None		None		None		None
Other Expenses	0.78%		1.02%		1.17%		0.96%
Administration Fees	0.10%		0.10%		0.10%		0.15%
Service Agent Fees	None		0.15%		0.25%		None
Other Operating Expenses	0.68%		0.77%		0.82%		0.81%(1)
Acquired Fund Fees and Expenses	0.43%		0.43%		0.43%		0.43%
Total Annual Fund Operating Expenses	1.46%		1.70%		1.85%		1.64%
Fee Waiver and/or Expense Reimbursement	(0.78	)%(2)	(0.78	)%(2)	(0.78	)%(2)	(0.96	)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%		0.92%		1.07%		0.68%

(1)

“Other Operating Expenses” are based upon expenses incurred by the Fund during the last fiscal year, and have been restated for the New Fund to reflect that the New Fund’s transfer agent is entitled to transfer agency fees of 0.10% of the average daily net assets of the New Fund, as well as certain other estimated expenses of the New Fund. The Fund’s transfer agent is entitled to 0.01%, 0.10% and 0.15% of the average daily net assets of the Fund’s Class A, Class C and Class D shares, respectively.

(2)

NTI contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Fund. If the Fund were not part of the Reorganization, the contractual waiver and reimbursement arrangement would be expected to continue until at least April 1, 2012.

(3)

NTI has contractually agreed to reimburse certain expenses of the New Fund. The contractual reimbursement arrangement is expected to continue until at least August 1, 2012. After this date, NTI or the New Fund may terminate the contractual arrangement. The New Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the New Fund and its shareholders.

Example

The following Example is intended to help you compare and contrast the cost of investing in (i) the Fund as it currently exists and (ii) the New Fund after the Reorganization. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS*	5 YEARS*	10 YEARS*
Fund
Class A	$69	$385	$723	$1,679
Class C	$94	$460	$850	$1,944
Class D	$109	$506	$928	$2,105
New Fund (pro forma)	$69	$423	$801	$1,863

*	The Fund and New Fund (pro forma) expenses for 3 Years, 5 Years and 10 Years are calculated without any waivers of management fees or reimbursement of expenses.

BOARD APPROVAL AND RECOMMENDATION OF THE REORGANIZATION

At a Board Meeting held on February 17, 2011, the Board considered the Plan, which provides for the reorganization of the Fund with and into the New Fund. The Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Northern Institutional Funds, determined that the Reorganization is in the best interests of the Fund, and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization, and unanimously approved the Plan. The Board’s determination and approval were based on a number of factors, including:

•

The Fund has a small asset base. The Fund’s net assets as of November 30, 2010 were $17,541,205, and the Fund as an institutional fund was unlikely to achieve the scale necessary to attain commercial viability in the foreseeable future.

•

The Board was advised by NTI that, although institutional demand had decreased for a type of fund like the Fund, demand had increased in the personal/retail market. As a result, there would be better prospects for asset growth and that current shareholders would benefit if the Fund were merged into the New Fund.

•

The investment objectives of each of the Fund and the New Fund are identical, with both seeking to provide long-term capital appreciation and current income. The investment strategies of the Fund and the New Fund are also identical, as both invest primarily in shares of a combination of underlying mutual funds to which NTI or

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS

an affiliate acts as investment adviser. The Fund and the New Fund also may invest in other unaffiliated mutual funds and exchange-traded funds and other securities and investments not issued by mutual funds.

•	For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Fund and its shareholders.

•	The Board also considered the future prospects of the Fund if the Reorganization is not effected, including the possibility that the Fund might be liquidated.

FEDERAL INCOME TAX CONSEQUENCES

The transfer of all of the assets and liabilities of the Fund to the New Fund in exchange for the issuance of New Fund shares, followed by the distribution in liquidation by the Fund of the New Fund shares pursuant to the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, Northern Institutional Funds and Northern Funds (collectively, the “Trusts”) will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Trusts, and the Fund and the New Fund, to the effect that on the basis of the existing provisions of the Code, Treasury Regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Fund and the New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Fund upon (i) the transfer of its assets to the New Fund in exchange for the issuance of New Fund shares to the Fund and the assumption by the New Fund of the Fund’s liabilities, if any, and (ii) the distribution by the Fund of the New Fund shares to the Fund shareholders;

•

No gain or loss will be recognized by the New Fund upon its receipt of the Fund’s assets in exchange for the issuance of the New Fund shares to the Fund and the assumption by the New Fund of the liabilities, if any, of the Fund;

•	The tax basis of the assets acquired by the New Fund from the Fund will be, in each instance, the same as the tax basis of those assets in the Fund’s hands immediately before the transfer;

•	The tax holding period of the assets of the Fund in the hands of the New Fund will, in each instance, include the Fund’s tax holding period for those assets;

•	The Fund’s shareholders will not recognize gain or loss upon the exchange of their Fund shares for New Fund shares as part of the Reorganization;

•

The aggregate tax basis of the New Fund’s shares received by each shareholder of the Fund will equal the aggregate tax basis of the Fund shares surrendered by that shareholder in the Reorganization; and

•

The tax holding period of the New Fund shares received by the Fund shareholders will include, for each Fund shareholder, the tax holding period for the Fund shares surrendered in exchange therefore, provided that those Fund shares were held as capital assets on the date of the exchange.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trusts have not sought, and will not seek, a tax ruling from the Internal Revenue Service (“IRS”) on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Shareholders should consult their own tax advisers concerning any potential tax consequences of the Reorganization that may result from their particular circumstances, including the tax treatment of the Reorganization under the tax laws of any foreign country, state or locality where a shareholder may reside.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT GTA (4/11)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS